UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 22, 2025

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 22, 2025, Braemar Hotels & Resorts Inc. (the “Company”) and Braemar Hospitality Limited Partnership, the operating subsidiary of the Company (“Braemar OP”), entered into an Amendment (the “Amendment”) to the letter agreement, dated as of August 26, 2025 (the “Letter Agreement”), by and among the Company, Braemar OP, Ashford Inc. and Ashford Hospitality Advisors LLC (together with Ashford Inc., the “Advisor”). The Advisor serves as the external advisor to the Company and Braemar OP.

As previously disclosed, the Letter Agreement was entered into with respect to that certain Fifth Amended and Restated Advisory Agreement, dated as of April 23, 2018, by and among the Company, Braemar OP, Braemar TRS Corporation and the Advisor (as amended, the “Advisory Agreement”), in connection with the Company’s exploration of a potential sale of the Company. As previously disclosed, pursuant to the Letter Agreement, the Company and the Advisor agreed that the fair and reasonable calculation of all amounts due from the Company to the Advisor under the termination provisions in Section 12.5(b) of the Advisory Agreement with respect to a Company Sale Transaction (as defined in the Letter Agreement) is $574.83 million (exclusive of accrued fees). However, the Company and the Advisor further agreed to the payment of a discounted aggregate amount of $480 million (the “Company Sale Fee”), plus accrued fees, payable by the Company to the Advisor upon a Company Sale Transaction in full satisfaction of such termination payment obligations. The Letter Agreement further provides that the definitive documentation in any Company Sale Transaction will include an express condition that the buyer will assume the master project management agreement with Premier Project Management, LLC and the master hotel management agreement with Remington Lodging & Hospitality, LLC (together, the “Master Agreements”) or they may be canceled by the buyer for a payment of $25 million to be paid to the Advisor at the time of closing of any Company Sale Transaction.

The Amendment was entered into in order to eliminate unintended ambiguity regarding the circumstances under which the aforementioned termination fees become due and payable to the Advisor and the timing of payment in order to more fully reflect the parties’ original intent under the Letter Agreement and ensure consistency across potential transaction structures in how the proceeds from a Company Sale Transaction are applied. Specifically, the Amendment revises the definition of “Company Sale Transaction” to clarify that it is a Company Change of Control (as defined in the Advisory Agreement). Pursuant to the Amendment, the Company and the Advisor further agreed that the Company Sale Fee plus accrued fees will be paid directly to the Advisor from Net Sale Proceeds (as defined in the Amendment) of a Company Sale Transaction (as defined in the Amendment), after payment of any Master Agreement Termination Fee (as defined in the Amendment), but before any other payments, dividends or distributions are made. In the event that the Company’s assets are sold in more than one Company Sale Transaction and the Net Sale Proceeds from a particular Company Sale Transaction is insufficient to pay the Company Sale Fee and accrued fees in full, the Amendment provides that the Net Sale Proceeds from subsequent sales or dispositions of assets will be applied towards the payment of the Company Sale Fee until the Company Sale Fee is paid in full. The Amendment further provides that upon the complete satisfaction and discharge of the Company Sale Fee and accrued fees, and the Master Agreement Termination Fee (if applicable), each of the Company and the Advisor may terminate the Advisory Agreement upon providing 60 days’ prior written notice to the other.

The Amendment further provides that in the case of a sale or disposition of assets representing 50% or more of the Gross Asset Value (as defined in the Advisory Agreement and calculated as of January 1, 2025) of all of the Company’s assets, the buyer must pay directly to the Advisor the cash proceeds from such sale or disposition transaction necessary to satisfy the Master Agreement Termination Fee, and the related master agreements will terminate upon closing of such transaction. If proceeds are insufficient to pay the Master Agreement Termination Fee, proceeds from subsequent sales will be applied until the fee is paid in full. Additionally, upon the approval of a plan of liquidation by the Company’s stockholders, the Master Agreements will terminate, subject to payment of the Master Agreement Termination Fee.

Except as expressly modified, all provisions of the Letter Agreement remain unmodified and in full force and effect.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.3 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1	Fifth Amended and Restated Advisory Agreement, dated as of April 23, 2018, among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Hospitality Advisors LLC and Ashford Inc. (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on April 23, 2018) (File No. 001-35972).
10.2	Letter Agreement, dated August 26, 2025, by and among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Ashford Inc. and Ashford Hospitality Advisors LLC (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K filed on August 26, 2025) (File No. 001-35972).
10.3	Amendment to Letter Agreement, dated December 22, 2025, by and among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Ashford Inc. and Ashford Hospitality Advisors LLC.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: December 23, 2025	By:	/s/ Jim Plohg
Jim Plohg
Executive Vice President, General Counsel & Secretary